Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Background

On December 31, 2008, Credit Suisse announced it had signed an agreement to sell parts of its Global Investors traditional asset management business to Aberdeen Asset Management PLC ("Aberdeen PLC"). Aberdeen PLC is an international investment management group located in the United Kingdom, managing assets for both institutions and private individuals from offices located around the world. The transaction with Aberdeen PLC (the "Transaction") includes Credit Suisse Asset Management Limited (U.K.) ("CSAM UK"), the investment sub-adviser to Credit Suisse Global Small Cap Fund, Inc. (the "Fund"). Effective June 30, 2009, the portion of the Transaction that includes CSAM UK closed, resulting in the termination of the investment sub-advisory agreement among the Fund, Credit Suisse Asset Management, LLC ("CSAM"), the investment adviser to the Fund, and CSAM UK.

New Interim Sub-Adviser

On January 15, 2009, February 18, 2009 and March 11, 2009, at meetings (the "Meetings") of the Board of Directors of the Fund (the "Credit Suisse Board"), the Credit Suisse Board, to minimize potential disruptions in the management of the Fund resulting from the termination of the investment sub-advisory agreement with CSAM UK, considered, and on March 11, 2009, unanimously approved, an interim investment sub-advisory agreement among the Fund, CSAM and Aberdeen Asset Management Investment Services Limited ("AAMISL"), a wholly owned subsidiary of Aberdeen PLC.

The interim investment sub-advisory agreement became effective on July 1, 2009. As of that date, CSAM will serve as the investment adviser and AAMISL will serve as the interim sub-adviser to the Fund. The interim sub-advisory agreement will be effective for up to 150 days from June 30, 2009. Except for the effective dates, termination dates and escrow provisions with respect to advisory fees, the terms and conditions of the interim sub-advisory agreement, including fees, are identical to those of the investment sub-advisory agreement among the Fund, CSAM and CSAM UK.

New Portfolio Managers

Beginning July 1, 2009, the Fund's current portfolio manager, Robert Graham-Brown, will no longer serve as portfolio manager of the Fund. AAMISL will sub-advise the Fund through its Global Equity Team, with the following members expected to have the most significant responsibility for the day-to-day management of the Fund:

Stephen Docherty, Head of Global Equities

Stephen Docherty is Head of Global Equities, managing a team of ten, including three senior Global Equity investment managers, who are responsible for Aberdeen PLC's overall strategy towards global equity investment, including ethical portfolios. Mr. Docherty joined Aberdeen PLC in 1994 and established performance measurement procedures before taking up a fund management role. Previously, Mr. Docherty worked for Abbey National Plc in the Department of Actuarial Services within the Life Division. Mr. Docherty graduated with a BSc (Hons) in Mathematics and Statistics from the University of Aberdeen.

Bruce Stout, Senior Investment Manager

Bruce Stout is a senior investment manager on the Global Equity Team. Mr. Stout joined Aberdeen PLC in 1987 and has held a number of roles including investment manager on the Emerging Markets Team. He graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Andrew McMenigall, Senior Investment Manager

Andrew McMenigall is a senior investment manager on the Global Equity Team. Mr. McMenigall joined Aberdeen PLC in 1997 from Ivory & Sime, where he was an investment manager on the Global Equity Team. Previously, Mr. McMenigall worked for Scottish Mutual as an investment manager on the North American Team. Prior to that, he worked for Prospect Communications Ltd as Finance Director. Mr. McMenigall began his career with Ivory & Sime as an investment administrator before progressing to an investment manager. Mr. McMenigall graduated as an Officer in the British Army from the Royal Military Academy, Sandhurst before completing an MBA from the University of Edinburgh. He is an Associate of the UK Society of Investment Professionals.

Jeremy Whitley, Senior Investment Manager

Jeremy Whitley is a senior investment manager on the Global Equity Team where he shares responsibility for company research, portfolio construction and management. He has nineteen years experience. Mr. Whitley joined Aberdeen when Aberdeen acquired Edinburgh Fund Managers in 2004. He began with Edinburgh Fund Managers in 1995 as an investment manager in the Pacific Team, which he later came to head. Mr. Whitley graduated with an MA in English and Art History from the University of St Andrews and an MBA from the University of Edinburgh.

Jamie Cumming, CFA, Senior Investment Manager

Jamie Cumming is an investment manager on the Global Equity Team. Mr. Cumming joined Aberdeen PLC in 2001 as a trainee investment manager on the

UK Small Companies Desk. Previously, Mr. Cumming worked for Grant Thornton Chartered Accountant as an audit senior, responsible for the audit of a wide variety of small to large companies and pension schemes in the Scottish region. Mr. Cumming graduated with a BA (Hons) from the University of Strathclyde, a PGDIP IT from the University of Paisley and is a CFA Charterholder. He is a member of the Institute of Chartered Accountants in Scotland and is a Threshold Competent Investment Manager.

Board and Shareholder Approval of Reorganization Agreement

The Credit Suisse Board, in addition to approving the interim sub-advisory agreement, approved at the Meetings an agreement and plan of reorganization (the "Reorganization Agreement") whereby the Fund would participate in a reorganization ("Reorganization") that would allow it to continue to operate as the Aberdeen Global Small Cap Fund, a new series of Aberdeen Funds. AAMI is the adviser for the Aberdeen Global Small Cap Fund and AAMISL and Aberdeen Asset Management Asia Limited serve as the sub-advisers to the Aberdeen Global Small Cap Fund. Shareholders of the Fund approved the Reorganization Agreement effective June 25, 2009. The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Board's right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Fund.

Dated: July 2, 2009

16-0709
for
GSC-PRO-CMN
GSC-PRO-ADV
GSC-PRO-LOAD
2009-018